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                                                                    EXHIBIT 10m4


                        HOUSTON INDUSTRIES INCORPORATED
                     LONG-TERM INCENTIVE COMPENSATION PLAN


                                Third Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having established the Houston Industries Incorporated Long-Term Incentive Compensation Plan, effective January 1, 1989, and as thereafter amended (the "Plan"), and having reserved the right under Section 12.1 thereof to amend the Plan, does hereby amend Section 2.1(e) of the Plan, effective August 6, 1997, in its entirety to read as follows:

                 "(e)     'Company' means Houston Industries Incorporated, a
         Texas corporation, and any successor thereto."

                 IN WITNESS WHEREOF, the Company has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of August 6, 1997.

                                        HOUSTON INDUSTRIES INCORPORATED


                                        By  /s/ LEE W. HOGAN
                                          ---------------------------------
                                          Name:  Lee W. Hogan
                                               ----------------------------
                                          Title: Executive Vice President
                                                ---------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
---------------------------------
Assistant Corporate Secretary